                                                                   Exhibit 99.01


       [Cardinal Health Logo]
       7000 Cardinal Place
       Dublin, OH 43017

       www.cardinal.com

                                                      FOR IMMEDIATE RELEASE
       CONTACTS:

Media:  Jim Mazzola                     Investors:  Jim Hinrichs
        (614) 757-3690                              (614) 757-7828
        jim.mazzola@cardinal.com                    jim.hinrichs@cardinal.com
        ------------------------                    -------------------------



              CARDINAL HEALTH DELIVERS RECORD THIRD QUARTER RESULTS DIVERSIFIED PORTFOLIO YIELDS STRONG REVENUE, EPS AND CASH FLOW

DUBLIN, OHIO, APRIL 22, 2004 --Strong customer demand for its diversified portfolio of healthcare products and services, combined with disciplined expense and asset management, drove record third-quarter operating performance for Cardinal Health, Inc. (NYSE: CAH), the leading provider of products and services supporting the health care industry announced today.

For the quarter ended March 31, 2004, in accordance with generally accepted accounting principles (GAAP), revenue rose 14 percent to $14.6 billion, operating earnings increased 9 percent to $665 million and earnings from continuing operations were up 11 percent to $429 million. Earnings per diluted share from continuing operations improved 15 percent to $0.98.

Year-to-date revenues now exceed $42 billion, with operating earnings and earnings per diluted share from continuing operations reaching $1.8 billion and $2.58, respectively. With strong operating cash flow of $787 million during the quarter, the company expects to exceed its operating cash flow target of $1.3 billion for the full fiscal year ending June 30.

"Our results this quarter once again demonstrate the power of our diverse portfolio of market-leading products and services and the tremendous growth opportunities within the healthcare industry," said Robert D. Walter, chairman and chief executive officer of Cardinal Health. "The success of our strategy to achieve scale and integrate our offerings is once again reflected in this quarter's results. In addition, continued exceptional cash flow allows us to fund this strategy for the future and fuel long-term growth."

BUSINESS AND STRATEGIC HIGHLIGHTS
Cardinal Health made progress during the quarter against strategies to build scale and drive competitive advantage in the health care industry, expand product and service offerings, and make investments to deliver new levels of customer value through integrated solutions. Highlights for the quarter include:

                                -- more --

CARDINAL HEALTH DELIVERS RECORD THIRD QUARTER RESULTS
PAGE 2

    - Double-digit revenue and operating earnings growth in the Medical Products and Services segment from strong distribution sales of more than 300,000 medical products and a continued focus on productivity and expense control. Growth in the segment continues to increase faster than the industry rate.

    - Positive momentum in pharmaceutical distribution, led by strong customer demand, expense productivity and a disciplined approach to pricing. Productive negotiations with pharmaceutical manufacturers continued during the period regarding Cardinal Health's transition to fee-for-service Distribution Service Agreements (DSA).

    - Excellent growth in Pharmaceutical Technologies and Services, led by nuclear pharmacy and packaging services. Solid revenue and earnings contributions were also delivered by recently-acquired Intercare, plc., which is rapidly being integrated into Cardinal Health.

    - Exceptional asset management, including a seven-day decline in days inventory on hand, which lowered from 58 days to 51 days. Receivable days also lowered, both contributing to strong operating cash flow for the quarter.

    - Repurchase of 6.9 million Cardinal Health shares, nearly completing the $500 million repurchase authorization announced on Feb 27.

    - Six new corporate agreements signed during the quarter, bringing the total number of agreements, which represent products and services from multiple Cardinal Health segments, to nearly 200. These integrated offerings now represent well over $6 billion in annual sales and are growing more than 23 percent annually.

"By continuing to fully leverage the breadth of our healthcare offerings, we are in an excellent position to deliver unmatched value to customers," said George
L. Fotiades, president and chief operating officer of Cardinal Health. "Every segment is benefiting from an increased focus on integrating and cross-selling our products and services, with growth rates from corporate agreements substantially higher than base growth rates for most segments."

FINANCIAL HIGHLIGHTS
Special items during the quarter totaled $8 million, primarily related to the integration of recently acquired businesses. The following discussion adjusts certain amounts to exclude special items incurred during the quarter. Please see the attached financial table for a reconciliation of the reported amounts to the amounts excluding these items.

    - EARNINGS PER DILUTED SHARE from continuing operations rose 15 percent to $0.99 versus $0.86 last year. Earnings from continuing operations rose 11 percent to $434 million from $391 million a year ago.

    - OPERATING EARNINGS rose 9 percent to $673 million from $618 million a year ago. Strong earnings growth contributions were made by the company's Pharmaceutical Technologies and Services, and Medical Products and Services segments.

    - INTEREST EXPENSE AND OTHER declined by 9 percent, driven by lower interest rates and strong cash flow.

    - TAX RATE decreased 60 basis points primarily due to a higher mix of international business during the quarter.

                                -- more --

CARDINAL HEALTH DELIVERS RECORD THIRD QUARTER RESULTS
PAGE 3

    - RETURN ON INVESTED CAPITAL improved 35 basis points to 9.06 percent, reflecting excellent capital productivity and strong asset management. RETURN ON EQUITY was 22.8 percent compared to 22.7 percent last year.

    - OPERATING CASH FLOW of $787 million in the quarter was the result of strong earnings combined with focused asset management. Year-to-date cash flow rose to more than $1.3 billion.

    - THE RATIO OF NET DEBT-TO-TOTAL CAPITAL was 21 percent, and the company ended the quarter with $527 million cash on hand.

SEGMENT RESULTS
Segment results reflect the strength of Cardinal Health's diversified business, comprised of market-leading products and services. Growth for the quarter was led by Medical Products and Services, and Pharmaceutical Technologies and Services, but all segments delivered strong cash flow and an improvement in return on invested capital.

Specific segment results are included in the table below, followed by a performance summary for each business.

                         THIRD QUARTER - SEGMENT RESULTS
                         -------------------------------

                                                                                            CONTRIBUTION TO
                                                       %         OPERATING         %       OPERATING EARNINGS
($ IN MILLIONS)                        REVENUE       CHANGE      EARNINGS       CHANGE            MIX
                                       -------       -------     ---------      -------          -----
Pharmaceutical Distribution
and Provider Services                 $11,909(1)       14%          $344(1)        0%             48%

Medical Products and Services          $1,876          14%          $182          11%             26%

Pharmaceutical Technologies and
Services                                 $678(1)       14%          $115(1)       22%             16%

Automation and Information Services      $172           4%           $69           8%             10%

(1) Results for Intercare, acquired in December 2003, includes a parallel import business that is similar to Cardinal Health's pharmaceutical distribution business. For segment reporting purposes, this business is included in the Pharmaceutical Distribution and Provider Services segment (Revenues of $87 million and operating earnings of $2.6 million for the third quarter).

PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES delivered strong overall revenue growth of 14 percent to $11.9 billion. Within pharmaceutical distribution, all customer segments experienced solid growth, with sales to health systems increasing 17 percent as the company continued to leverage integrated selling efforts as part of corporate agreements. Direct Store Door
(DSD) sales - buying full cases, breaking them down into customized orders and distributing to customers -- rose 24 percent. DSD sales best represent underlying customer demand within Cardinal Health's core distribution business. Operating earnings improved sequentially to $344 million. Excellent asset management resulted in strong cash flow and return on capital. Key customer agreements signed during the quarter included an exclusive, multi-year contract renewal with Express Scripts, Inc.

                                -- more --

CARDINAL HEALTH DELIVERS RECORD THIRD QUARTER RESULTS
PAGE 4

MEDICAL PRODUCTS AND SERVICES posted very strong, record revenue, which increased 14 percent to $1.9 billion, and operating earnings, which increased 11 percent to $182 million. Revenue growth was all organic, driven by momentum in medical products distribution and new self-manufactured products, primarily surgeon gloves. The company acquired Snowden Pencer, Inc. during the quarter, a manufacturer of specialty surgical instruments, to extend its market-leading position with complementary products. The margin impact of pricing pressure, increases in raw material costs and a higher mix of distribution sales were substantially offset by productivity improvements and disciplined expense control. After-tax earnings outside the U.S. increased sharply as a result of streamlined international operations and focus on key geographies.

PHARMACEUTICAL TECHNOLOGIES AND SERVICES performance was highlighted by double-digit operating earnings growth in packaging and nuclear pharmacy services. Revenue increased 14 percent to $678 million and operating earnings increased 22 percent to $115 million. Favorable product mix and productivity gains drove a 116 basis point improvement in return on sales. Operational highlights include the start of manufacturing validation processes at new sterile facilities in Brussels, Belgium and Raleigh, N.C. The sales and operating earnings benefit from the recent acquisition of Intercare, plc. was partially offset by a delay in the sterile manufacturing approval for a key product. That product is now approved for launch by the Food and Drug Administration.

AUTOMATION AND INFORMATION SERVICES revenue grew 4 percent to $172 million as hospitals continue to face capital spending pressures. Over the long term, significant new product introductions and an ongoing focus on medication safety initiatives within hospitals are expected to further extend market-leading positions in this segment. In addition, renewal rates for existing contracts continue to exceed 98 percent. Favorable product mix during the quarter, including solid sales of Cardinal Health's flagship Pyxis MedStation(R) product, and installation productivity led to an increase in return on sales of 162 basis points with operating earnings rising 8 percent to $69 million. Other highlights included an endorsement from the American Hospital Association for Cardinal Health's Pyxis PatientStation(R) as the leading bedside technology platform for patient education and clinical applications, and receiving the ISO 9001:2000 quality certification from the International Standards Organization. Committed contracts grew 8 percent year-on-year and the backlog of committed contracts ended the quarter at $186 million.

OUTLOOK
Cardinal Health reiterated its long-term financial goals and expectation to achieve targets set for the current fiscal year. The following table summarizes long-term financial goals and outlook for the current fiscal year.

     METRICS                          LONG-TERM GOALS             2004 FISCAL YEAR OUTLOOK
     -------                          ---------------             ------------------------

     1.       Earnings per share      Mid-teens or better         Achieve, at lower end of
              growth                                              range

     2.       Revenue growth          Low- to mid-teens           Achieve

     3.       Return on equity        Greater than 20%            Achieve

     4.       Free cash flow          Greater than 60% of net     Substantially exceed
                                      earnings

                                -- more --

CARDINAL HEALTH DELIVERS RECORD THIRD QUARTER RESULTS
PAGE 5


CONFERENCE CALL
Cardinal Health has scheduled a conference call for today at 11 a.m. Eastern Daylight Time to discuss its third quarter financial performance. To access this discussion via the Internet, go to the Investor Relations page at www.cardinal.com. The company has also established a telephone call-in line at 706-634-5100. An audio replay of the conference call will be available until 11:30 p.m. on April 24, 2004 by dialing 706-645-9291, passcode 6138821. A transcript and replay of the Webcast will be available at the Investor Relations page on www.cardinal.com.

ABOUT CARDINAL HEALTH

CARDINAL HEALTH, INC. (www.cardinal.com) is the leading provider of products and services supporting the health care industry. Cardinal Health develops, manufactures, packages and markets products for patient care; develops drug-delivery technologies; distributes pharmaceuticals and medical, surgical and laboratory supplies; and offers consulting and other services that improve quality and efficiency in health care. Headquartered in Dublin, Ohio, Cardinal Health employs more than 50,000 people on five continents and produces annual revenues of more than $50 billion. Cardinal Health is ranked No.17 on the current Fortune 500 list and named one of the best U.S. companies by Forbes magazine for 2004.


                                      ####

--------------------------
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships or changes to the terms of those relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Cardinal Health undertakes no obligation to update or revise any forward-looking statement.

CARDINAL HEALTH, INC.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(IN MILLIONS, EXCEPT PER COMMON SHARE AMOUNTS)

                                                                                               THIRD QUARTER
                                                                                               -------------
                                                                                     March         March
                                                                                      2004          2003          % Change
                                                                                      ----          ----          --------
Operating revenue                                                                  $14,638.9      $12,837.3          14%
Operating cost of products sold                                                     13,358.1       11,643.2          15%
                                                                                   ---------      ---------

Operating gross margin                                                               1,280.8        1,194.1           7%

Bulk deliveries to customer warehouses and other                                     1,753.4        1,534.0          14%
Cost of products sold - bulk deliveries and other                                    1,753.4        1,534.0          14%
                                                                                   ---------      ---------
Bulk gross margin                                                                          -              -          N.M.

Selling, general and administrative expenses                                           608.0          576.1           6%

Special items - merger charges                                                           7.2           15.9          N.M.
              - other                                                                    1.1           (6.1)         N.M.
                                                                                   ---------      ---------
Operating earnings                                                                     664.5          608.2           9%

Interest expense and other                                                              27.7           30.6          (9)%
                                                                                   ---------      ---------
Earnings before income taxes and discontinued operations                               636.8          577.6          10%

Provision for income taxes                                                             207.9          192.7           8%
                                                                                   ---------      ---------
Earnings from continuing operations                                                    428.9          384.9          11%

Loss from discontinued operations (net of tax of $0.6 and $1.1 for the quarters ending March 31, 2004 and 2003,
        respectively)                                                                   (0.8)          (1.8)         N.M.
                                                                                   ---------      ---------
Net earnings                                                                       $   428.1      $   383.1          N.M.
                                                                                   =========      =========
Basic earnings per Common Share:
        Continuing operations                                                      $    0.99      $    0.86          15%
        Discontinued operations                                                        (0.01)         (0.01)         N.M.
                                                                                   ---------      ---------
        Net basic earnings per Common Share                                        $    0.98      $    0.85          N.M.
                                                                                   =========      =========
Diluted earnings per Common Share:
        Continuing operations                                                      $    0.98      $    0.85          15%
        Discontinued operations                                                        (0.01)         (0.01)         N.M.
                                                                                   ---------      ---------
        Net diluted earnings per Common Share                                      $    0.97      $    0.84          N.M.
                                                                                   =========      =========
Weighted average number of shares outstanding:

        Basic                                                                          433.4          449.1
        Diluted                                                                        439.3          456.3

--------------------------------------------------------------------------------

The following table summarizes the impact of special items on net earnings and diluted earnings per Common Share in the quarters in which they were recorded:

                                                               Current Year                Prior Year
                                                               ------------                ----------
                                                              Net        Diluted         Net         Diluted
                                                           Earnings        EPS        Earnings         EPS
                                                           --------        ---        --------         ---
            Impact of special items - merger charges        $(4.5)       $(0.01)       $(10.0)       $(0.02)
                                    - other                  (0.4)            -           3.6          0.01
                                                             ----         -----         -----         -----
            Impact of special items                         $(4.9)       $(0.01)       $ (6.4)       $(0.01)
                                                             ====         =====         =====         =====

                                   -- more --

CARDINAL HEALTH, INC.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(IN MILLIONS, EXCEPT PER COMMON SHARE AMOUNTS)

                                                                                            YEAR-TO-DATE
                                                                                            ------------
                                                                              March              March
                                                                               2004               2003         % Change
                                                                               ----               ----         --------
Operating revenue                                                            $42,020.8          $36,960.2           14%
Operating cost of products sold                                               38,486.1           33,679.7           14%
                                                                             ---------          ---------
Operating gross margin                                                         3,534.7            3,280.5            8%

Bulk deliveries to customer warehouses and other                               6,110.6            4,588.2           33%
Cost of products sold - bulk deliveries and other                              6,110.6            4,588.2           33%
                                                                             ---------          ---------
Bulk gross margin                                                                    -                  -           N.M.

Selling, general and administrative expenses                                   1,742.5            1,623.0            7%

Special items - merger charges                                                    23.6               49.3           N.M.
              - other                                                             (5.6)             (58.4)          N.M.
                                                                             ---------          ---------
Operating earnings                                                             1,774.2            1,666.6            6%

Interest expense and other                                                        75.1               92.7          (19)%
                                                                             ---------          ---------
Earnings before income taxes and discontinued operations                       1,699.1            1,573.9            8%

Provision for income taxes                                                       558.9              533.2            5%
                                                                             ---------          ---------
Earnings from continuing operations                                            1,140.2            1,040.7           10 %

Loss from discontinued operations (net of tax of $4.8 and $1.1 for the year-to-date periods ending March 31, 2004
        and 2003, respectively)                                                   (7.7)              (1.8)          N.M.
                                                                             ---------          ---------
Net earnings                                                                 $ 1,132.5          $ 1,038.9           N.M.
                                                                             =========          =========

Basic earnings per Common Share:
        Continuing operations                                                $    2.62          $    2.34           12%
        Discontinued operations                                                  (0.02)             (0.01)          N.M.
                                                                             ---------          ---------
        Net basic earnings per Common Share                                  $    2.60          $    2.33           N.M.
                                                                             =========          =========
Diluted earnings per Common Share:
        Continuing operations                                                $    2.58          $    2.30           12%
        Discontinued operations                                                  (0.02)             (0.01)          N.M.
                                                                             ---------          ---------
        Net diluted earnings per Common Share                                $    2.56          $    2.29           N.M.
                                                                             =========          =========

Weighted average number of shares outstanding:
        Basic                                                                    435.7              445.8
        Diluted                                                                  441.6              453.5

--------------------------------------------------------------------------------

The following table summarizes the impact of special items on net earnings and diluted earnings per Common Share in the quarters in which they were recorded:

                                                               Current Year          Prior Year
                                                               ------------          ----------
                                                             Net       Diluted      Net       Diluted
                                                           Earnings      EPS     Earnings       EPS
                                                           --------      ---     --------       ---
            Impact of special items - merger charges       $(14.5)     $(0.03)    $(31.2)     $(0.07)
                                    - other                   4.2        0.01       31.3        0.07
                                                            ------      ------     ------      ------
            Impact of special items                        $(10.3)     $(0.02)    $  0.1      $    -
                                                            ======      ======     ======      ======

                                   -- more --

                              CARDINAL HEALTH, INC.
                           CONSOLIDATED BALANCE SHEETS
                                  (IN MILLIONS)

                                   (unaudited)

                                                         MARCH 31,       June 30,        March 31,
                                                           2004            2003            2003
                                                           ----            ----            ----
ASSETS

CURRENT ASSETS

Cash and equivalents                                    $     527.2    $   1,724.0    $     545.2
Trade receivables                                           3,497.8        2,784.4        2,845.3
Current portion of investment in sales-type leases            256.1          171.8          185.7
Inventories                                                 8,652.1        7,623.3        8,775.6
Prepaid expenses and other                                    739.6          776.0          710.5
Assets held for sale from discontinued operations             139.0          170.1          218.1
                                                        -----------    -----------    -----------
      Total current assets                                 13,811.8       13,249.6       13,280.4
                                                        -----------    -----------    -----------
Property and equipment - net                                2,233.5        2,089.5        2,005.1

Investment in sales-type leases                               538.4          557.3          589.5
Other assets                                                3,375.7        2,625.0        2,605.5
                                                        -----------    -----------    -----------
TOTAL ASSETS                                            $  19,959.4    $  18,521.4    $  18,480.5
                                                        ===========    ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

Notes payable - banks and current portion of
      long-term obligations                             $      54.4    $     228.7    $      26.5
Accounts payable                                            6,998.2        5,288.4        6,465.2
Other accrued liabilities                                   1,704.2        1,733.0        1,465.0
Liabilities from discontinued operations                       60.9           64.3           90.2
                                                        -----------    -----------    -----------
      Total current liabilities                             8,817.7        7,314.4        8,046.9
                                                        -----------    -----------    -----------
Long-term obligations, less current portion                 2,477.0        2,471.9        2,328.2
Deferred taxes and other liabilities                        1,007.3          977.0          860.8

Total shareholders' equity                                  7,657.4        7,758.1        7,244.6
                                                        -----------    -----------    -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $  19,959.4    $  18,521.4    $  18,480.5
                                                        ===========    ===========    ===========

                                   -- more --

CARDINAL HEALTH, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(IN MILLIONS)

                                                                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              ------------------         -------------------
                                                                                   MARCH 31,                  MARCH 31,
                                                                              ------------------         -------------------
                                                                              2004         2003          2004           2003
                                                                              ----         ----          ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES:
     Earnings from continuing operations                                    $  428.9     $  384.9     $  1,140.2     $  1,040.7
     Adjustments to reconcile earnings from continuing operations to net cash from operations:
          Depreciation and amortization                                         77.2         68.7          220.4          195.2
          Change in operating assets and liabilities, net of
            effects from acquisitions:
            Increase in trade receivables                                     (122.3)      (141.2)        (613.3)        (458.5)
            Increase in inventories                                            (98.8)      (434.4)        (960.1)      (1,386.7)
            (Increase)/decrease in net investment in sales-type leases         (87.4)       (74.5)         (65.4)          61.7
            Increase in accounts payable                                       647.6        305.6        1,611.9          895.6
            Other operating items - net                                        (58.2)        47.8            1.7          167.8
                                                                            --------     --------     ----------     ----------
          Net cash provided by operating activities                            787.0        156.9        1,335.4          515.8
                                                                            --------     --------     ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition/divestiture of subsidiaries, net of cash acquired             (62.1)         4.6         (561.2)          (3.2)
     Proceeds from sale of property, equipment, and other assets                 3.1          7.9            8.3           41.7
     Additions to property and equipment                                      (107.9)       (91.8)        (272.0)        (264.1)
     Proceeds from sale of discontinued operations                               5.1          7.8            5.1            7.8
                                                                            --------     --------     ----------     ----------
          Net cash used in investing activities                               (161.8)       (71.5)        (819.8)        (217.8)
                                                                            --------     --------     ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net change in commercial paper and short-term debt                         (1.5)         7.4           (0.9)           6.7
     Net change in long-term obligations                                      (231.8)       (34.5)        (356.1)         (41.5)
     Proceeds from issuance of Common Shares                                    64.3         48.3          144.3          125.3
     Purchase of Treasury Stock                                               (460.3)      (549.0)      (1,460.3)      (1,191.7)
     Dividends on Common Shares                                                (13.0)       (11.3)         (39.4)         (33.6)
                                                                            --------     --------     ----------     ----------
          Net cash used in financing activities                               (642.3)      (539.1)      (1,712.4)      (1,134.8)
                                                                            --------     --------     ----------     ----------
NET DECREASE IN CASH AND EQUIVALENTS                                           (17.1)      (453.7)      (1,196.8)        (836.8)

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                                    544.3        998.9        1,724.0        1,382.0
                                                                            --------     --------     ----------     ----------
CASH AND EQUIVALENTS AT END OF PERIOD                                          527.2        545.2          527.2          545.2
                                                                            ========     ========     ==========     ==========

                                   -- more --

        CARDINAL HEALTH, INC. - THIRD QUARTER FY 2004 BUSINESS ANALYSIS
                                  ($ MILLIONS)

-----------------------------------------------------------------------

               PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

                                              2004        2003
                                              ----        ----
    .      REVENUE
              - Amount                       $11,909    $10,446
              - Growth Rate                      14%         10%
              - Mix                              81%         81%

    .      OPERATING EARNINGS
              - Amount                         $344        $343
              - Growth Rate                       0%         11%
              - Mix                              48%         52%
              - Ratio to Revenue               2.89%       3.28%

-----------------------------------------------------------------------

                          MEDICAL PRODUCTS AND SERVICES

                                              2004        2003
                                              ----        ----
    .      REVENUE
              - Amount                       $1,876      $1,645
              - Growth Rate                      14%          5%
              - Mix                              13%         13%

    .      OPERATING EARNINGS
              - Amount                         $182        $164
              - Growth Rate                      11%         18%
              - Mix                              26%         24%
              - Ratio to Revenue               9.72%       9.95%

-----------------------------------------------------------------------

                    PHARMACEUTICAL TECHNOLOGIES AND SERVICES

                                              2004        2003
                                              ----        ----
    .      REVENUE
              - Amount                         $678        $596
              - Growth Rate                      14%         73%
              - Mix                               5%          5%

    .      OPERATING EARNINGS
              - Amount                         $115         $94
              - Growth Rate                      22%         43%
              - Mix                              16%         14%
              - Ratio to Revenue              16.99%      15.83%

-----------------------------------------------------------------------

                       AUTOMATION AND INFORMATION SERVICES

                                              2004        2003
                                              ----        ----
    .      REVENUE
              - Amount                         $172       $166
              - Growth Rate                       4%        17%
              - Mix                               1%         1%

    .      OPERATING EARNINGS
              - Amount                          $69        $64
              - Growth Rate                       8%        21%
              - Mix                              10%        10%
              - Ratio to Revenue              40.34%     38.72%

-----------------------------------------------------------------------

- REVENUE AND ALL RATIOS TO REVENUE EXCLUDE BULK DELIVERIES TO CUSTOMER WAREHOUSES AND OTHER CUSTOMER PASS THROUGH CHARGES.

                                   -- more --

        CARDINAL HEALTH, INC. - THIRD QUARTER FY 2004 BUSINESS ANALYSIS
                                  ($ MILLIONS)

                                                            TOTAL
                                                            -----
                                                      2004          2003
                                                      ----          ----
   .    REVENUE
           - Amount                                  $14,639      $12,837       Excluding Special Items
           - Growth Rate                               14%          11%         -----------------------
                                                                                 2004             2003
                                                                                 ----             ----
   .    OPERATING EARNINGS
           - Amount                                   $665          $608         $673             $618
           - Growth Rate                               9%           23%           9%               16%

   .    RATIO TO REVENUE
           - Gross Margin                             8.75%        9.30%
           - Expenses                                 4.15%        4.49%
           - Special Items                            0.06%        0.07%
           - Operating Earnings                       4.54%        4.74%        4.60%             4.81%

   .    NET EARNINGS*
           - Amount                                   $429          $385         $434             $391
           - Growth Rate                               11%          28%          11%               20%
           - Ratio to Revenue                         2.93%        3.00%        2.96%             3.05%

   .    PRODUCTIVITY
           - Margin Per Expense Dollar                $2.11        $2.07

   .    ASSET MANAGEMENT
           - Operating Cash Flow                      $787          $157
           - Free Cash Flow                           $669          $62
           - Return on Invested Capital               8.96%        8.58%        9.06%             8.71%


- REVENUE AND ALL RATIOS TO REVENUE EXCLUDE BULK DELIVERIES TO CUSTOMER WAREHOUSES AND OTHER CUSTOMER PASS THROUGH CHARGES.
- MARGIN PER EXPENSE DOLLAR = RATIO OF GROSS MARGIN TO EXPENSES
* THE NET EARNINGS SECTION IS PRESENTED BEFORE DISCONTINUED OPERATIONS.

SEE THE GAAP/NON-GAAP RECONCILIATION FOR THE CALCULATIONS AND DEFINITIONS SUPPORTING THE BALANCES EXCLUDING SPECIAL ITEMS.

                                   -- more --

       CARDINAL HEALTH, INC. - FIRST NINE MONTHS FY 2004 BUSINESS ANALYSIS
                                  ($ MILLIONS)

-----------------------------------------------------------------------

                PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

                                         2004            2003
                                         ----            ----
    .      REVENUE
              - Amount                  $34,148         $30,270
              - Growth Rate                  13%             14%
              - Mix                          81%             82%

    .      OPERATING EARNINGS
              - Amount                     $881            $900
              - Growth Rate                  (2)%            15%
              - Mix                          46%             51%
              - Ratio to Revenue           2.58%           2.97%

-----------------------------------------------------------------------

                          MEDICAL PRODUCTS AND SERVICES

                                         2004            2003
                                         ----            ----
    .      REVENUE
              - Amount                   $5,448          $4,879
              - Growth Rate                  12%              5%
              - Mix                          13%             13%

    .      OPERATING EARNINGS
              - Amount                     $493            $446
              - Growth Rate                  10%             13%
              - Mix                          26%             25%
              - Ratio to Revenue           9.04%           9.14%

-----------------------------------------------------------------------

                    PHARMACEUTICAL TECHNOLOGIES AND SERVICES

                                         2004            2003
                                         ----            ----
    .      REVENUE
              - Amount                   $1,943          $1,399
              - Growth Rate                  39%             36%
              - Mix                           5%              4%

    .      OPERATING EARNINGS
              - Amount                     $335            $252
              - Growth Rate                  33%             25%
              - Mix                          17%             14%
              - Ratio to Revenue          17.24%          18.02%

-----------------------------------------------------------------------

                       AUTOMATION AND INFORMATION SERVICES

                                         2004            2003
                                         ----            ----
    .      REVENUE
              - Amount                     $502            $465
              - Growth Rate                   8%             19%
              - Mix                           1%              1%

    .      OPERATING EARNINGS
              - Amount                     $202            $180
              - Growth Rate                  12%             30%
              - Mix                          11%             10%
              - Ratio to Revenue          40.23%          38.70%

-----------------------------------------------------------------------

- REVENUE AND ALL RATIOS TO REVENUE EXCLUDE BULK DELIVERIES TO CUSTOMER WAREHOUSES AND OTHER CUSTOMER PASS THROUGH CHARGES.

                                   -- more --

CARDINAL HEALTH, INC. - FIRST NINE MONTHS FY 2004 BUSINESS ANALYSIS
($ MILLIONS)

                                                          TOTAL
                                                          -----
                                                     2004          2003
                                                     ----          ----
   .    REVENUE
           - Amount                                 $42,021      $36,960         Excluding Special Items
           - Growth Rate                              14%          13%           -----------------------
                                                                                   2004          2003
                                                                                   ----          ----
   .    OPERATING EARNINGS
           - Amount                                 $1,774        $1,667          $1,792        $1,658
           - Growth Rate                              6%           22%              8%            16%

   .    RATIO TO REVENUE
           - Gross Margin                            8.41%        8.88%
           - Expenses                                4.15%        4.39%
           - Special Items                           0.04%       (0.02)%
           - Operating Earnings                      4.22%        4.51%           4.26%          4.49%

   .    NET EARNINGS*
           - Amount                                 $1,140        $1,041          $1,151        $1,041
           - Growth Rate                              10%          25%             11%            19%
           - Ratio to Revenue                        2.71%        2.82%           2.74%          2.82%

   .    PRODUCTIVITY
           - Margin Per Expense Dollar               $2.03        $2.02

   .    ASSET MANAGEMENT
           - Operating Cash Flow                    $1,335         $516
           - Free Cash Flow                         $1,032         $260
           - Return on Invested Capital              7.97%        7.90%           8.04%          7.90%

- REVENUE AND ALL RATIOS TO REVENUE EXCLUDE BULK DELIVERIES TO CUSTOMER WAREHOUSES AND OTHER CUSTOMER PASS THROUGH CHARGES.
- MARGIN PER EXPENSE DOLLAR = RATIO OF GROSS MARGIN TO EXPENSES
* THE NET EARNINGS SECTION IS PRESENTED BEFORE DISCONTINUED OPERATIONS.

SEE THE GAAP/NON-GAAP RECONCILIATION FOR THE CALCULATIONS AND DEFINITIONS SUPPORTING THE BALANCES EXCLUDING SPECIAL ITEMS.

                                   -- more --

           CARDINAL HEALTH, INC. - QUARTERLY FY 2004 BUSINESS ANALYSIS
                                  ($ MILLIONS)

--------------------------------------------------------------------------------

                PHARMACEUTICAL DISTRIBUTION AND PROVIDER SERVICES

                                     Q1        Q2         Q3        Q4     TOTAL
                                     --        --         --        --     -----
  .   REVENUE
         - Amount                  $10,824   $11,414    $11,909
         - Growth Rate                  16%        9%        14%
         - Mix                          81%       81%        81%

  .   OPERATING EARNINGS
         - Amount                     $266      $271       $344
         - Growth Rate                   2%       (8)%        0%
         - Mix                          46%       43%        48%
         - Ratio to Revenue           2.45%     2.37%      2.89%

--------------------------------------------------------------------------------

                          MEDICAL PRODUCTS AND SERVICES

                                     Q1        Q2         Q3        Q4     TOTAL
                                     --        --         --        --     -----
  .   REVENUE
         - Amount                   $1,733    $1,839     $1,876
         - Growth Rate                   9%       12%        14%
         - Mix                          13%       13%        13%

  .   OPERATING EARNINGS
         - Amount                     $150      $160       $182
         - Growth Rate                   8%       12%        11%
         - Mix                          26%       26%        26%
         - Ratio to Revenue           8.67%     8.71%      9.72%

--------------------------------------------------------------------------------

                    PHARMACEUTICAL TECHNOLOGIES AND SERVICES

                                     Q1        Q2         Q3        Q4     TOTAL
                                     --        --         --        --     -----
  .   REVENUE
         - Amount                     $606      $659       $678
         - Growth Rate                  57%       58%        14%
         - Mix                           5%        5%         5%

  .   OPERATING EARNINGS
         - Amount                     $107      $113       $115
         - Growth Rate                  47%       33%        22%
         - Mix                          19%       18%        16%
         - Ratio to Revenue          17.63%    17.14%     16.99%

--------------------------------------------------------------------------------

                       AUTOMATION AND INFORMATION SERVICES

                                     Q1        Q2         Q3        Q4     TOTAL
                                     --        --         --        --     -----
  .   REVENUE
         - Amount                     $143      $187       $172
         - Growth Rate                   7%       14%         4%
         - Mix                           1%        1%         1%

  .   OPERATING EARNINGS
         - Amount                      $53       $80        $69
         - Growth Rate                  15%       15%         8%
         - Mix                           9%       13%        10%
         - Ratio to Revenue          37.17%    42.46%     40.34%

--------------------------------------------------------------------------------

- REVENUE AND ALL RATIOS TO REVENUE EXCLUDE BULK DELIVERIES TO CUSTOMER WAREHOUSES AND OTHER CUSTOMER PASS THROUGH CHARGES.

                                   -- more --

           CARDINAL HEALTH, INC. - QUARTERLY FY 2004 BUSINESS ANALYSIS
                                  ($ MILLIONS)

                         TOTAL (EXCLUDING SPECIAL ITEMS)

                                               Q1        Q2         Q3       Q4      TOTAL
                                               --        --         --       --      -----
  .    REVENUE
          - Amount                          $13,288    $14,094    $14,639
          - Growth Rate                          16%        11%        14%

  .    OPERATING EARNINGS
          - Amount                             $536       $584       $673
          - Growth Rate                          10%         6%         9%

  .    RATIO TO REVENUE
          - Gross Margin                       8.15%      8.31%      8.75%
          - Expenses                           4.12%      4.16%      4.15%
          - Operating Earnings                 4.03%      4.15%      4.60%

  .    NET EARNINGS*
          - Amount                             $339       $378       $434
          - Growth Rate                          12%         9%        11%
          - Ratio to Revenue                   2.55%      2.68%      2.96%

  .    PRODUCTIVITY
          - Margin Per Expense Dollar         $1.98      $1.99      $2.11

  .    ASSET MANAGEMENT
          - Operating Cash Flow                $294       $254       $787
          - Free Cash Flow                     $205       $158       $669
          - Return on Invested Capital         7.21%      7.90%      9.06%


- REVENUE AND ALL RATIOS TO REVENUE EXCLUDE BULK DELIVERIES TO CUSTOMER WAREHOUSES AND OTHER CUSTOMER PASS THROUGH CHARGES.
- MARGIN PER EXPENSE DOLLAR = RATIO OF GROSS MARGIN TO EXPENSES
* THE NET EARNINGS SECTION IS PRESENTED BEFORE DISCONTINUED OPERATIONS.

SEE THE GAAP/NON-GAAP RECONCILIATION FOR THE CALCULATIONS AND DEFINITIONS SUPPORTING THE BALANCES EXCLUDING SPECIAL ITEMS.

                                   -- more --

      CARDINAL HEALTH, INC. - FIRST NINE MONTHS FISCAL 2004 AND 2003 ASSET
                               MANAGEMENT ANALYSIS
                                  ($ MILLIONS)

                                                           2004
                                                           ----
                                             Q1         Q2        Q3       YTD
                                             --         --        --       ---
  .    RECEIVABLE DAYS                         18         17        17

  .    DAYS INVENTORY ON HAND                  55         54        51

  .    CASH                                  $992       $544      $527

  .    DEBT                                $2,724     $2,726    $2,531

  .    EQUITY                              $7,123     $7,592    $7,657

  .    NET DEBT/TOTAL CAPITAL                  20%        22%       21%

  .    TANGIBLE NET WORTH                  $4,782     $4,695    $4,655

  .    RETURN ON EQUITY                      17.8%      20.7%     22.5%    20.2%

          EXCLUDING SPECIAL ITEMS            18.2%      20.5%     22.8%    20.4%

  .    TAX RATE                              33.2%      32.9%     32.7%    32.9%

          EXCLUDING SPECIAL ITEMS            33.2%      33.1%     32.8%    33.0%


                                                           2003
                                                           ----
                                             Q1         Q2        Q3       YTD
                                             --         --        --       ---
  .    RECEIVABLE DAYS                         19         17        18

  .    DAYS INVENTORY ON HAND                  53         51        58

  .    CASH                                  $946       $999      $545

  .    DEBT                                $2,255     $2,260    $2,355

  .    EQUITY                              $6,354     $6,532    $7,245

  .    NET DEBT/TOTAL CAPITAL                  17%        16%       20%

  .    TANGIBLE NET WORTH                  $4,786     $4,960    $4,927

  .    RETURN ON EQUITY                      18.1%      22.8%     22.4%    20.9%

          EXCLUDING SPECIAL ITEMS            19.0%      21.5%     22.7%    20.9%

  .    TAX RATE                              34.0%      34.3%     33.4%    33.9%

          EXCLUDING SPECIAL ITEMS            33.3%      33.8%     33.4%    33.5%

                                   -- more --

             CARDINAL HEALTH, INC. - GAAP / NON-GAAP RECONCILIATION
                                  ($ MILLIONS)

-----------------------------------------------------------------------

                            THIRD QUARTER FISCAL 2004

                                                           GAAP*                         EXCLUDING
                                                           BASIS     SPECIAL ITEMS     SPECIAL ITEMS
                                                           -----     -------------     -------------
   . SPECIAL ITEMS
        - Merger related costs                                $7             $7                 -
        - Other, primarily restructuring charges              $1             $1                 -

   . OPERATING EARNINGS
        - Amount                                            $665             $8              $673
        - Growth rate                                          9%                               9%
        - Ratio to revenue (Return on sales)                4.54%                            4.60%

   . NET EARNINGS**
        - Amount                                            $429             $5              $434
        - Growth rate                                         11%                              11%
        - Ratio to revenue                                  2.93%                            2.96%
        - Diluted EPS                                      $0.98          $0.01             $0.99

   . INCOME TAX PROVISION
        - Income tax provision                              $208             $3              $211

-----------------------------------------------------------------------

                            THIRD QUARTER FISCAL 2003

                                                           GAAP*                         EXCLUDING
                                                           BASIS     SPECIAL ITEMS     SPECIAL ITEMS
                                                           -----     -------------     -------------
   . SPECIAL ITEMS
        - Merger related costs                               $16            $16                 -
        - Other, primarily litigation settlements            ($6)           ($6)                -

   . OPERATING EARNINGS
        - Amount                                            $608            $10              $618
        - Growth rate                                         23%                              16%
        - Ratio to revenue (Return on sales)                4.74%                            4.81%

   . NET EARNINGS**
        - Amount                                            $385             $6              $391
        - Growth rate                                         28%                              20%
        - Ratio to revenue                                  3.00%                            3.05%
        - Diluted EPS                                      $0.85          $0.01             $0.86

   . INCOME TAX PROVISION
        - Income tax provision                              $193             $4              $197

-----------------------------------------------------------------------

                        FIRST NINE MONTHS OF FISCAL 2004

                                                           GAAP*                         EXCLUDING
                                                           BASIS     SPECIAL ITEMS     SPECIAL ITEMS
                                                           -----     -------------     -------------
   . SPECIAL ITEMS
        - Merger related costs                               $24            $24                 -
        - Other, primarily litigation settlements            ($6)           ($6)                -

   . OPERATING EARNINGS
        - Amount                                          $1,774            $18            $1,792
        - Growth rate                                          6%                               8%
        - Ratio to revenue (Return on sales)                4.22%                            4.26%

   . NET EARNINGS**
        - Amount                                          $1,140            $11            $1,151
        - Growth rate                                         10%                              11%
        - Ratio to revenue                                  2.71%                            2.74%
        - Diluted EPS                                      $2.58          $0.02             $2.60

   . INCOME TAX PROVISION
        - Income tax provision                              $559             $7              $566

-----------------------------------------------------------------------

                        FIRST NINE MONTHS OF FISCAL 2003

                                                           GAAP*                         EXCLUDING
                                                           BASIS     SPECIAL ITEMS     SPECIAL ITEMS
                                                           -----     -------------     -------------
   . SPECIAL ITEMS
        - Merger related costs                               $49            $49                 -
        - Other, primarily litigation settlements           ($58)          ($58)                -

   . OPERATING EARNINGS
        - Amount                                          $1,667            ($9)           $1,658
        - Growth rate                                         22%                              16%
        - Ratio to revenue (Return on sales)                4.51%                            4.49%

   . NET EARNINGS**
        - Amount                                          $1,041              -            $1,041
        - Growth rate                                         25%                              19%
        - Ratio to revenue                                  2.82%                            2.82%
        - Diluted EPS                                      $2.30              -             $2.30

   . INCOME TAX PROVISION
        - Income tax provision                              $533            ($9)             $524

-----------------------------------------------------------------------

* GAAP - AMOUNTS THAT CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

** THE NET EARNINGS SECTION IS PRESENTED BEFORE DISCONTINUED OPERATIONS.

DEFINITIONS:

RETURN ON EQUITY (EXCLUDING SPECIAL ITEMS) = (Earnings from continuing operations + special items after tax) annualized / average shareholders' equity excluding special items

     Note: Average shareholders' equity excluding special items used in the return on equity calculation was $7.6 billion and $6.9 billion in the third quarter of fiscal 2004 and 2003, respectively. Average shareholders' equity excluding special items was $7.5 billion and $6.6 billion year to date fiscal 2004 and 2003, respectively.

EFFECTIVE TAX RATE (EXCLUDING SPECIAL ITEMS) = (Income tax provision + tax effect of special items) / (earnings before income taxes + special items)

GROWTH RATE (EXCLUDING SPECIAL ITEMS) = (Current quarter earnings excluding special items - prior year quarter earnings excluding special items) / prior year quarter earnings excluding special items

RATIO TO REVENUE (EXCLUDING SPECIAL ITEMS) = Current quarter earnings excluding special items / operating revenue

FREE CASH FLOW = Operating cash flow - net property activity - dividends

RETURN ON INVESTED CAPITAL (EXCLUDING SPECIAL ITEMS) = [Operating earnings excluding special items annualized x (1 - effective tax rate, excluding special items)] / average (equity + debt + unrecorded goodwill)

     Note: Average unrecorded goodwill used in return on invested capital calculation was $9.7 billion in fiscal 2004 and fiscal 2003.

NET DEBT TO TOTAL CAPITAL = Net Debt / (net debt + shareholders' equity)

     Note: Net debt = long-term obligations + short-term obligations + notes payable banks - cash

                                       ###